EXHIBIT 10.4

THIS SUPPLEMENTAL AGREEMENT SHALL NOT BE BINDING UPON THE PORT AUTHORITY UNTIL DULY EXECUTED BY AN EXECUTIVE OFFICER

THEREOF AND DELIVERED TO THE LESSEE BY AN AUTHORIZED REPRESENTATIVE OF THE PORT AUTHORITY

Newark International Airport

Port Authority Lease No. ANA-170

Supplement No. 19

SUPPLEMENTAL AGREEMENT

THIS SUPPLEMENTAL AGREEMENT (hereinafter sometimes referred to as "Supplement No. 19" or the "Supplemental Agreement") made as of the 1st day of June, 2003, by and between THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY (hereinafter called the "Port Authority") and CONTINENTAL AIRLINES, INC. (hereinafter called the "Lessee");

WITNESSETH, That:

WHEREAS, the Port Authority and People Express Airlines, Inc. as of January 11, 1985 entered into an agreement of lease covering certain premises, rights and privileges at and in respect to Newark International Airport (hereinafter called the "Airport") as therein set forth (said agreement of lease as heretofore supplemented and amended is hereinafter called the "Lease"); and

WHEREAS, the Lease was thereafter assigned by said People Express Airlines, Inc. to the Lessee pursuant to an Assignment of Lease with Assumption and Consent Agreement entered into among the Port Authority, the Lessee and said People Express Airlines, Inc. and dated August 15, 1987; and

WHEREAS, a certain Stipulation between the parties hereto was submitted for approval of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") covering the Lessee's assumption of the Lease as part of the confirmation of its reorganization plan in its Chapter 11 bankruptcy proceedings and as debtor in possession pursuant to the applicable provisions of the United States Bankruptcy Code as set forth in and subject to the terms and conditions of said Stipulation (said Stipulation being hereinafter referred to as the "Stipulation"); and

WHEREAS, the Stipulation and the Lessee's assumption of the Lease was approved by the Bankruptcy Court by an Order thereof dated the 1st day of October, 1993; and

WHEREAS the Port Authority and the Lessee desire to further amend the Lease in certain respects as hereinafter set forth;

NOW, THEREFORE, for and in consideration of the covenants and mutual agreements herein contained, the Port Authority and the Lessee hereby agree, effective as of the date set forth above, as follows:

1. For purposes of this Supplement No. 19, the capitalized words and phrases in this Paragraph, shall have the meanings given to those terms herein and capitalized terms and phrases not defined in this Paragraph shall have the meanings ascribed to them in Section 96 of Supplement No. 17 of the Lease.

"Bond Resolution" shall mean the resolutions adopted by the NJEDA on December 8, 1998, July 13, 1999 and August 13, 2002 as the same may be modified or amended, authorizing the issuance and sale of the initial series of Bonds and additional Bonds, Series 2003.

"Financing Documents" shall mean all the agreements and documents which are related to or are part of the Financing Transaction including but not limited to the NJEDA Sublease Agreement, the Indenture, the Bonds, the Bond Resolution, the Lessee Guaranty, the Leasehold Mortgage, and the other documents as described in paragraph 1(j) of the Port Authority Consent to NJEDA Subleases as amended by the First Amendment To Consent To Subleases and Leasehold Mortgage Agreement (but such term shall not include the Basic Lease, the Supplement No. 17, this Supplement No. 19, the Port Authority Consent to NJEDA Sublease, as amended, or the Other Lease).

"Indenture" shall mean that certain Indenture of Trust dated as of September 1, 1999, as amended by the First Supplement to Trust Indenture dated as of February 1, 2002 and the Second Supplement to Trust Indenture dated as of June 1, 2003, and each entered into between the NJEDA and the Trustee with respect to the Bonds.

"Lessee Guaranty" shall mean that certain agreement of guaranty dated as of September 1, 1999 entered into between the Lessee and the Trustee, as amended, pursuant to which the Lessee guarantees the payment of the principal of, redemption premium, if any, and interest on the Bonds.

"NJEDA Sublease Agreement" shall mean that certain agreement dated as of September 1, 1999, as amended by the First Amendment to NJEDA Sublease Agreement dated as of June 1, 2003, and each entered into between the Lessee and the NJEDA whereby (i) the Lessee subleases the Mortgaged Premises to the NJEDA and (ii) the NJEDA sub-sub-subleases the Mortgaged Properties back to the Lessee subject to the Port Authority Consent to NJEDA Sublease Agreement, as amended by the First Amendment to Consent to Subleases and Leasehold Mortgage Agreement dated as of June 1, 2003 ((i) and (ii) collectively, "NJEDA Subleases").

2. Except as hereby amended, all of the terms, covenants, provisions, conditions and agreements of the Lease shall be and remain in full force and effect.

3. Each party represents and warrants that no broker has been concerned in the negotiation of this Supplemental Agreement and that there is no broker who is or may be entitled to be paid a commission in connection therewith. Each party shall indemnify and save harmless the other party of and from all claims for commission or brokerage made by any and all persons, firms or corporations whatsoever for services provided to or on behalf of the indemnifying party in connection with the negotiation and execution of this Supplemental Agreement or the extension hereunder.

4. No Commissioner, director, officer, agent or employee of either party to this Supplemental Agreement, shall be charged personally or held contractually liable by or to the other party under any term or provision of this Supplemental Agreement, or because of its or their execution or attempted execution or because of any breach or attempted or alleged breach thereof. The Lessee agrees that no representations or warranties with respect to this Supplemental Agreement shall be binding upon the Port Authority unless expressed in writing herein.

5. This Supplemental Agreement, together with the Lease which it amends constitutes the entire agreement between the Port Authority and the Lessee on the subject matter, and may not be changed, modified, discharged or extended except by instrument in writing duly executed on behalf of both the Port Authority and the Lessee. The Lessee agrees that no representations or warranties shall be binding upon the Port Authority unless expressed in writing in the Lease or this Supplemental Agreement.

IN WITNESS WHEREOF, the Port Authority and the Lessee have executed these presents as of the date first above written.

ATTEST: THE PORT AUTHORITY OF NEW YORK

AND NEW JERSEY

______________________ By:____________________________

Secretary

(Title)__________________________

(Seal)

ATTEST: CONTINENTAL AIRLINES, INC.

______________________ By

Secretary

(Title) President

(Corporate Seal)

For The Port Authority of NY & NJ

STATE OF NEW YORK )

) ss.

COUNTY OF NEW YORK )

On the 10th day of June in the year 2003, before me, the undersigned, a Notary Public in and for said state, personally appeared Francis A. Dimola, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

(Notarial seal and stamp)

For Continental Airlines, Inc.

STATE OF )

)ss.

COUNTY OF )

On this 6th day of June, 2003, before me, the subscriber, a notary public of , personally appeared Holden Shannon the Vice President of Corporate Real Estate and Environmental Affairs signed the within instrument; and I having first made known to him the contents thereof, he did acknowledge that he signed, sealed with the corporate seal and delivered the same as such officer aforesaid and that the within instrument is the voluntary act and deed of such corporation, made by virtue of the authority of the Board of Directors.

______________________________

(Notarial seal and stamp)